                         EXHIBIT 4.2

                   ROCHESTER TELEPHONE CORP.

                               TO

                     CHEMICAL BANK, Trustee


                    -----------------------
                           INDENTURE
                    -----------------------


                   Dated as of March 14, 1995

                        Debt Securities

                       TABLE OF CONTENTS


                                                             Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

                           ARTICLE ONE

    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions. . . . . . . . . . . . . . . . . . .  1
              Act. . . . . . . . . . . . . . . . . . . . . . .  2
              Affiliate. . . . . . . . . . . . . . . . . . . .  2
              Board of Directors . . . . . . . . . . . . . . .  2
              Board Resolution . . . . . . . . . . . . . . . .  2
              Business Day . . . . . . . . . . . . . . . . . .  2
              Commission . . . . . . . . . . . . . . . . . . .  2
              Company. . . . . . . . . . . . . . . . . . . . .  2
              Company Request" and "Company Order. . . . . . .  3
              Corporate Trust Office . . . . . . . . . . . . .  3
              Corporation. . . . . . . . . . . . . . . . . . .  3
              Defaulted Interest . . . . . . . . . . . . . . .  3
              Event of Default . . . . . . . . . . . . . . . .  3
              Holder . . . . . . . . . . . . . . . . . . . . .  3
              Indenture. . . . . . . . . . . . . . . . . . . .  3
              Interest . . . . . . . . . . . . . . . . . . . .  3
              Interest Payment Date. . . . . . . . . . . . . .  3
              Maturity . . . . . . . . . . . . . . . . . . . .  4
              Officers' Certificate. . . . . . . . . . . . . .  4
              Opinion of Counsel . . . . . . . . . . . . . . .  4
              Original Issue Discount Security . . . . . . . .  4
              Outstanding. . . . . . . . . . . . . . . . . . .  4
              Paying Agent . . . . . . . . . . . . . . . . . .  5
              Person . . . . . . . . . . . . . . . . . . . . .  5
              Place of Payment . . . . . . . . . . . . . . . .  5
              Predecessor Security . . . . . . . . . . . . . .  5
              Redemption Date. . . . . . . . . . . . . . . . .  5
              Redemption Price . . . . . . . . . . . . . . . .  6
              Regular Record Date. . . . . . . . . . . . . . .  6
              Responsible Officer. . . . . . . . . . . . . . .  6
              Security" or "Securities . . . . . . . . . . . .  6
              Security Register" and "Security Registrar . . .  6
              Special Record Date. . . . . . . . . . . . . . .  6
              Stated Maturity. . . . . . . . . . . . . . . . .  6
              Trustee. . . . . . . . . . . . . . . . . . . . .  6
              Trust Indenture Act. . . . . . . . . . . . . . .  7

Section 102.  Compliance Certificates and Opinions . . . . . .  7
Section 103.  Form of Documents Delivered to Trustee . . . . .  8
Section 104.  Acts of Holders. . . . . . . . . . . . . . . . .  8
Section 105.  Notices, etc., to Trustee and
                    the Company. . . . . . . . . . . . . . . .  9
Section 106.  Notice to Holders; Waiver. . . . . . . . . . . . 10
Section 107.  Conflict with Trust Indenture Act. . . . . . . . 10
Section 108.  Effect of Headings and Table of Contents . . . . 11
Section 109.  Successors and Assigns . . . . . . . . . . . . . 11
Section 110.  Separability Clause. . . . . . . . . . . . . . . 11
Section 111.  Benefits of Indenture. . . . . . . . . . . . . . 11
Section 112.  Governing Law. . . . . . . . . . . . . . . . . . 11
Section 113.  Legal Holidays . . . . . . . . . . . . . . . . . 11

                           ARTICLE TWO

                          SECURITY FORMS

Section 201.  Forms Generally. . . . . . . . . . . . . . . . . 12
Section 202.  Form of Trustee's Certificate of
                    Authentication . . . . . . . . . . . . . . 12
Section 203.  Securities in Global Form. . . . . . . . . . . . 13
Section 204.  Additional Interest. . . . . . . . . . . . . . . 13

                          ARTICLE THREE

                          THE SECURITIES

Section 301.  Amount Unlimited; Issuable in Series . . . . . . 15
Section 302.  Denominations. . . . . . . . . . . . . . . . . . 17
Section 303.  Execution, Authentication and Delivery . . . . . 17
Section 304.  Temporary Securities . . . . . . . . . . . . . . 19
Section 305.  Registration, Transfer and Exchange. . . . . . . 20
Section 306.  Mutilated, Destroyed, Lost and Stolen
                    Securities . . . . . . . . . . . . . . . . 21
Section 307.  Payment of Interest; Interest Rights
                  Preserved. . . . . . . . . . . . . . . . . . 22
Section 308.  Persons Deemed Owners. . . . . . . . . . . . . . 23
Section 309.  Cancellation . . . . . . . . . . . . . . . . . . 23
Section 310.  Computation of Interest. . . . . . . . . . . . . 24
Section 311.  CUSIP Number . . . . . . . . . . . . . . . . . . 24
Section 312.  Book-Entry Provisions for Global Securities. . . 24
Section 313.  Authentication and Delivery of Original Issue. . 26


                           ARTICLE FOUR

                    SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture. . . . . 26
Section 402.  Application of Trust Money . . . . . . . . . . . 28

                           ARTICLE FIVE

                             REMEDIES

Section 501.  Events of Default. . . . . . . . . . . . . . . . 28
Section 502.  Acceleration of Maturity; Rescission
                    and Annulment. . . . . . . . . . . . . . . 30
Section 503.  Collection of Indebtedness and Suits
                    for Enforcement by Trustee . . . . . . . . 31
Section 504.  Trustee May File Proofs of Claim . . . . . . . . 31
Section 505.  Trustee May Enforce Claims Without
                    Possession of Securities . . . . . . . . . 32
Section 506.  Application of Money Collected . . . . . . . . . 33
Section 507.  Limitation on Suits. . . . . . . . . . . . . . . 33
Section 508.  Unconditional Right of Holders to
                    Receive Principal, Premium and Interest. . 34
Section 509.  Restoration of Rights and Remedies . . . . . . . 34
Section 510.  Rights and Remedies Cumulative . . . . . . . . . 34
Section 511.  Delay or Omission Not Waiver . . . . . . . . . . 34
Section 512.  Control by Holders . . . . . . . . . . . . . . . 35
Section 513.  Waiver of Past Defaults. . . . . . . . . . . . . 35
Section 514.  Undertaking for Costs. . . . . . . . . . . . . . 36
Section 515.  Waiver of Stay or Extension Laws . . . . . . . . 36

                           ARTICLE SIX

                           THE TRUSTEE

Section 601.  Certain Duties and Responsibilities. . . . . . . 36
Section 602.  Notice of Defaults . . . . . . . . . . . . . . . 38
Section 603.  Certain Rights of Trustee. . . . . . . . . . . . 38
Section 604.  Not Responsible for Recitals or
                    Issuance of Securities . . . . . . . . . . 39
Section 605.  May Hold Securities. . . . . . . . . . . . . . . 40
Section 606.  Money Held in Trust. . . . . . . . . . . . . . . 40
Section 607.  Compensation and Reimbursement . . . . . . . . . 40
Section 608.  Disqualifications; Conflicting Interests . . . . 41
Section 609.  Corporate Trustee Required;
                    Eligibility. . . . . . . . . . . . . . . . 41
Section 610.  Resignation and Removal; Appointment of
                    Successor. . . . . . . . . . . . . . . . . 42
Section 611.  Acceptance of Appointment by Successor . . . . . 43
Section 612.  Merger, Conversion, Consolidation or
                    Succession to Business . . . . . . . . . . 45

                          ARTICLE SEVEN

      HOLDERS' LISTS AND REPORTS BY TRUSTEE AND THE COMPANY

Section 701.  The Company to Furnish Trustee
                    Names and Addresses of Holders . . . . . . 45
Section 702.  Preservation of Information;
                    Communications to Holders. . . . . . . . . 46
Section 703.  Reports by Trustee . . . . . . . . . . . . . . . 47
Section 704.  Reports by the Company . . . . . . . . . . . . . 47

                          ARTICLE EIGHT

         CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

Section 801.  Consolidations and Mergers of the Company
                  and Sales, Leases and Conveyances
                  Permitted Subject to Certain Conditions. . . 48
Section 802.  Rights and Duties of Successor . . . . . . . . . 49
Section 803.  Officers' Certificate and Opinion of
                    Counsel. . . . . . . . . . . . . . . . . . 49

                           ARTICLE NINE

                     SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures without Consent
                    of Holders . . . . . . . . . . . . . . . . 49
Section 902.  Supplemental Indentures with Consent of
                    Holders. . . . . . . . . . . . . . . . . . 52
Section 903.  Execution of Supplemental Indentures . . . . . . 53
Section 904.  Effect of Supplemental Indentures. . . . . . . . 53
Section 905.  Conformity with Trust Indenture Act. . . . . . . 53
Section 906.  Reference in Securities to Supplemental
                    Indentures . . . . . . . . . . . . . . . . 53

                           ARTICLE TEN

                            COVENANTS

Section 1001.  Payment of Principal, Premium, if any,
                        and Interest . . . . . . . . . . . . . 54
Section 1002.  Maintenance of Office or Agency . . . . . . . . 54
Section 1003.  Money for Securities Payments to Be
                        Held in Trust. . . . . . . . . . . . . 54
Section 1004.  Notice of Certain Defaults. . . . . . . . . . . 56
Section 1005.  Waiver of Certain Covenants . . . . . . . . . . 56
Section 1006.  Lien on Assets. . . . . . . . . . . . . . . . . 57
Section 1007.  Corporate Existence . . . . . . . . . . . . . . 57

                          ARTICLE ELEVEN

                     REDEMPTION OF SECURITIES

Section 1101.  Applicability of Article. . . . . . . . . . . . 58
Section 1102.  Election to Redeem; Notice to Trustee . . . . . 58
Section 1103.  Selection by Trustee of
                        Securities to be Redeemed. . . . . . . 58
Section 1104.  Notice of Redemption. . . . . . . . . . . . . . 59
Section 1105.  Deposit of Redemption Price . . . . . . . . . . 60
Section 1106.  Securities Payable on Redemption Date . . . . . 60
Section 1107.  Securities Redeemed in Part . . . . . . . . . . 60

                          ARTICLE TWELVE

                          SINKING FUNDS

Section 1201.  Applicability of Article. . . . . . . . . . . . 61
Section 1202. Satisfaction of Sinking Fund Payments with
              Securities . . . . . . . . . . . . . . . . . . . 61
Section 1203. Redemption of Securities for Sinking Fund. . . . 62

                         ARTICLE THIRTEEN

                REPAYMENT AT THE OPTION OF HOLDERS

Section 1301.  Applicability of Article. . . . . . . . . . . . 62

                         ARTICLE FOURTEEN

                     MISCELLANEOUS PROVISIONS

Section 1401.  Currencies. . . . . . . . . . . . . . . . . . . 63

     INDENTURE, dated as of March 14, 1995, between ROCHESTER TELEPHONE CORP., a New York corporation (hereinafter called the "Company"), having its principal executive offices at 180 Clinton Avenue, Rochester, New York 14646-0700, and CHEMICAL BANK, a New York corporation, as Trustee (hereinafter called the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, New York, New York 10001.

                     Recitals of the Company

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                           ARTICLE ONE

    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101.  Definitions.

         For all purposes of this Indenture except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

              (2)       all other terms used herein that are
         defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3)       all accounting terms not otherwise
         defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

              (4)       the words "herein", "hereof" and
         "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular
         Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act" when used with respect to any Holders has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banks and trust companies are authorized or required by law, executive order or regulation to remain closed in The City of New York.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman, the Vice Chairman, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered.

         "Corporation" includes corporations, associations, companies and business trusts.

         "Defaulted Interest" has the meaning specified in
Section 307.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of that series.

         "Event of Default" has the meaning specified in
Section 501.

         "Global Security" or "Global Securities" means a
Security or Securities evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with and bearing the legend prescribed in Section 203.

         "Holder" when used with respect to any Security, means a Person in whose name such Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest", when used with respect to an Original Issue
Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the applicable Securities.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, request for repayment or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman, the Vice Chairman, the President or a Vice
President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means a Security issued pursuant to this Indenture that provides for declaration of an amount less than the principal thereof to be due and payable upon acceleration pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                     (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                    (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                   (iii)     Securities that have been paid pursuant to
                             Section 306 or exchanged for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security at the time of the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in Section 104(a), and, provided further, that Securities owned beneficially by the Company, or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as provided pursuant to Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to such Security.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed as determined pursuant to such Security.

         "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

         "Responsible Officer", when used with respect to the Trustee, means the Chairman or Vice-Chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Revolver Security Agreement" means the Security Agreement entered into as of December 19, 1994, executed by Frontier Corporation ("Frontier"), and assumed on Frontier's behalf by the Company on January 1, 1995, in favor of Chase Manhattan Bank, N.A., as agent for the banks party to the Revolving Credit Agreement among Frontier, as assumed on Frontier's behalf by the Company on January 1, 1995, the agent and such banks.

         "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section
307.

         "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on that the principal of such Security or such installment of principal or interest is due and payable.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 905.

         Section 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

              (2)       a brief statement as to the nature and
         scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

              (4)       a statement as to whether, in the
         opinion of each such individual, such condition or covenant has been complied with.

         Section 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104.  Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of a series of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by Holders of such series in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security Register.

         (d) If the Company shall solicit from the Holders of a series of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of such series entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of such series of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities of such series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities of such series shall be computed as of such record date, provided that no such authorization, agreement or consent by the Holders of such series on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any series of Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         Section 105.  Notices, etc., to Trustee and
                    the Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1)       the Trustee by any Holder or by the
         Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention:  Corporate Trustee Administration, or

              (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

         Section 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         In case, by reason of the suspension of publication of any newspaper customarily published in the English language on each Business Day and of general circulation in each Place of Payment, or by any other cause, it shall be impossible to make publication of any notice in a newspaper or newspapers customarily published in the English language on each Business Day and of general circulation in each Place of Payment, as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         Section 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision that is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture
Act, such required or deemed provisions shall control.

         Section 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New
York.

         Section 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, provided that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                           ARTICLE TWO
                          SECURITY FORMS
         Section 201.  Forms Generally.
    The Securities of each series shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

    If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

    The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

          Section 202.  Form of Trustee's Certificate of
Authentication.

    The Trustee's certificate of authentication with respect to each Security shall be substantially in the following form:

    This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                             CHEMICAL BANK, as Trustee

                             By--------------------------
                                  Authorized Officer

                  Section 203.  Securities in Global Form.


         If the Company shall establish pursuant to Section 201 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         Each Depositary designated pursuant to Section 301 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

         Section 204.  Additional Interest.

         (a) The provisions of this Section 204 shall only be applicable to a Security that expressly states that the interest rate of such Security is subject to increase in accordance with this Section 204.

         (b) In connection with the execution and delivery of this Indenture, the Company shall enter into a Registration Rights Agreement, substantially in the form of Exhibit A hereto (such agreement, as it may be amended in accordance with its terms, the "Registration Rights Agreement"). Terms used in this
Section 204 and not otherwise defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

         (c) If the Company fails to file the Exchange Offer Registration Statement within 180 days after March 31, 1995, or, if an Exchange Offer Registration Statement has been filed but a Shelf Registration Statement is required to be filed pursuant to Sections 3(i), (iii) or (iv) of the Registration Rights Agreement and the Company fails to cause the Shelf Registration Statement to be filed within the later of (x) 180 days after March 31, 1995 and (y) the time specified therefore in Sections 3 and 3(a) of the Registration Rights Agreement, then, at such time, the per annum interest rate of the Securities will increase by 20 basis points. Such increase will remain in effect until the date on which an Exchange Offer Registration Statement or a Shelf Registration Statement is filed, on which date the interest rate on the Securities will revert to the interest rate originally borne by the Securities, plus any increase in such interest rate pursuant to the following paragraph.

         (d) In the event that the Company fails to cause the Exchange Offer Registration Statement to be declared effective within 240 days after March 31, 1995, then at such time the per annum interest rate on the Securities (which interest rate shall be the original interest rate on the Securities plus any increase in such interest rate pursuant to the preceding paragraph) will increase by an additional 15 basis points, provided that if the Company is required to file a Shelf Registration Statement, such additional 15 basis point increase shall only be applicable if the Shelf Registration Statement has not been declared effective on or prior to the date that is 90 days after the Company is so required to file such Shelf Registration Statement pursuant to Sections 3 and 3(a) of the Registration Rights Agreement (and, in such case, such additional 15 basis point increase shall only be applicable on and after such date). Any increase pursuant to the last sentence will remain in effect until the date on which such Exchange Offer Registration Statement or Shelf Registration Statement is declared effective, on which date the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

         (e) In the event that within 65 days after the Exchange Offer Registration Statement was declared effective the Exchange Offer has not been consummated for any reason (other than pursuant to a determination by the Company, upon the advice of its outside counsel, that it is not permitted to effect the Exchange Offer), at such time the per annum interest rate on the Securities will increase by 25 basis points. Such increase will remain in effect until the date the Exchange Offer is consummated, or the date on which a Shelf Registration Statement is declared effective. Thereafter the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

         (f) If the Company files the Shelf Registration Statement and fails to cause it to be kept effective for a period of three years or such shorter period that will terminate when all Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, then, at the time that the Shelf Registration Statement ceases to be effective, the per annum interest rate on the Securities will increase by an additional 25 basis points. Such increase or increases will remain in effect from the date such Shelf Registration Statement ceases to be effective until the earlier of (1) the time that such Shelf Registration Statement is again declared effective, and (2) three years after the initial date of effectiveness of the Shelf Registration Statement. Thereafter, the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

         (g) If the Interest Rate of any Securities is subject to an increase or decrease pursuant to Sections 204(c), (d), (e) or (f), then within five days of the effective date of any such increase or decrease, the Company will notify the Trustee of the amount of such increase or decrease and the effective date thereof. Unless and until the Trustee has received notice from the Company with respect to any change in the Interest Rate of any Securities, the Trustee may conclusively assume and rely that the Interest Rate previously set forth in the form of the Security or in the most recently received notice remains unchanged and in effect.

         (h)  Any other provision to this Indenture
notwithstanding, any Securities subject to this Section 204 that are outstanding after the consummation of an Exchange Offer together with any Exchange Securities shall vote and consent together on all matters as one class and that neither such Securities nor the Exchange Securities will have the right to vote or consent as a separate class on any matter.


                          ARTICLE THREE

                          THE SECURITIES

         Section 301.  Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series.
There shall be established in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

              (1)       the title of the Securities and the
         series in which such Securities shall be included;

              (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);

              (3) the date or dates on which the principal of such Securities is payable or the manner in which such dates are determined;

              (4)       the rate or rates at which such
         Securities shall bear interest, if any, or the manner in which such rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

              (5)       the period or periods within which, the
         price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

              (6) the obligation, if any, of the Company to redeem or purchase such Securities at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (7)       if other than denominations of $1,000
         and any integral multiple thereof, the denominations in which such Securities shall be issuable;

              (8)       if other than the principal amount
         thereof, the portion of the principal amount of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 502;

              (9)       the Place of Payment for the principal,
         premium, if any, and interest on such Securities;

              (10) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

              (11) any other terms of such Securities (which terms shall not be inconsistent with the provisions of this Indenture); and

              (12) if such Securities are to be issued in whole or in part in the form of one or more temporary or permanent Global Securities, the identity of the depositary (the "Depositary") for such securities and any special provisions with respect to such temporary or permanent Global Securities.

         All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and maturity and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

         At the option of the Company, interest, other than interest payable at Maturity, on the Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

         If any of the terms of the Securities of any series were established by action taken in or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series or any other documents that the Trustee may reasonably request.

         Section 302.  Denominations.

         The Securities of each series shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof, or in such other forms, denominations and amounts as may from time to time be fixed by or pursuant to a Board Resolution or supplemental indenture.

         Section 303.  Execution, Authentication and Delivery.

         The Securities shall be executed on behalf of the Company by its Chairman, Vice Chairman, President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         Prior to the issuance of Securities of any series the Trustee shall have received and (subject to Section 601) shall be fully protected in relying upon:

         (a) the Board Resolution or indenture supplemental hereto establishing the form of the Securities of that series pursuant to Section 201 and the terms of the Securities of that series pursuant to
              Section 301;

         (b) an Officers' Certificate pursuant to Sections 201 and 301 complying with Section 102;

         (c) an Opinion of Counsel complying with Section 102, which shall also state:

              (i) that the form of such Securities has been established by or pursuant to a Board Resolution or by an indenture supplemental hereto as permitted by
                        Section 201 in conformity with the
                        provisions of this Indenture;

             (ii) that the terms of such Securities have been established by or pursuant to a Board Resolution or by an indenture supplemental hereto as permitted by
                        Section 301 in conformity with the
                        provisions of this Indenture;

            (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' right and to general equity principles;

             (iv)       that all laws and requirements in
                        respect of the execution and delivery by the Company of the Securities have been complied with; and

              (v)       such other matters as the Trustee may
                        reasonably request.

         The Trustee shall have the right to decline to authenticate and deliver any Securities of such series:

         (i) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;

        (ii) if the Trustee by its Board of Directors, executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that such action would expose the Trustee to personal liability to Holders of any outstanding series of Securities; or

       (iii) if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         Each Security shall be dated the date of its authentication. Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to Sections 303(b) and (c) at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 executed by or on behalf of the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         Section 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee, and upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities of such series, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company maintained for such purpose pursuant to
Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 305.  Registration, Transfer and Exchange.

         With respect to each series of Securities, the Company shall cause to be kept, at an office or agency of the Company maintained pursuant to Section 1002, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of that series of Securities and of transfers of that series of Securities. Such office or agency shall be the "Security Registrar" for that series of Securities. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

         Upon surrender for registration of transfer of any Security of any series at any office or agency of the Company maintained for that series pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar for such series of Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and such Security Registrar of such Series duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part.

         Section 306.  Mutilated, Destroyed, Lost and Stolen
                    Securities.

         If (i) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series containing identical terms and provisions and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen
Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 307.  Payment of Interest; Interest Rights
                    Preserved.

         Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Securities at the Holder's address as it appears in the Security Register not less than ten days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause
    (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities affected may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the right to interest accrued and unpaid, and to accrue, that was carried by such other Security.

         Section 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 307) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 309.  Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company by it unless by a Company Order the Company shall direct the cancelled Securities be returned to it.

         Section 310.  Computation of Interest.

         Except as otherwise specified as contemplated by
Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 311.  CUSIP Number.

         The Company in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

         Section 312.  Book-Entry Provisions for Global
Securities.

         (a) Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary and (ii) be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (b) Notwithstanding any provision of Section 203, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or nominee of such successor Depositary.

         (c) If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 203, the Company shall appoint a successor Depositary eligible under Section 203 with respect to such Securities. If a successor Depositary eligible under Section 203 for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 203 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company will issue, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series, in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

         (d) The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series, in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

         (e)  If specified by the Company pursuant to Section
301 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

              (i) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

              (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

         (f) Upon the exchange of a Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 312 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

         (g) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         Section 313.  Authentication and Delivery of Original
Issue.

         Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Securities up to the aggregate principal amount of $80,000,000 may be executed by the Company and delivered to the Trustee for authentication upon original issue, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.


                           ARTICLE FOUR

                    SATISFACTION AND DISCHARGE

         Section 401.  Satisfaction and Discharge of Indenture.

         Upon the direction of the Company by a Company Order this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such series of Securities, or the payment of principal of, premium, if any, and interest on the Securities of such series herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)  either

              (A)       all Securities of that series
    theretofore authenticated and delivered (other than (i) Securities of that series that have been destroyed, lost or stolen and that have been replaced or paid as provided in
    Section 306 and (ii) Securities of that series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

              (B)       all such Securities of that series not
    theretofore delivered to the Trustee for cancellation

                       (i)  have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity within one year, or

                     (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities of that series not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under
Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         Section 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of
Section 1003, all money deposited with the Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                           ARTICLE FIVE

                             REMEDIES

         Section 501.  Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (and premium, if any, on) any Security of that series when it becomes due and payable at Maturity; or

         (3) default in the deposit of any redemption or sinking fund payment, when and as due by the terms of any Security of that series; or

         (4) if an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company for money borrowed, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness in principal amount in excess of $5,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 10 days after there shall have been given, by registered or certified mail to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

         (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or that has been expressly included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (6) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (7) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entirety of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall admit in writing that the Company shall fail generally to pay its debts as they become due or shall take any Company action in furtherance of any of the foregoing; or

         (8) any other Event of Default provided with respect to Securities of that series.

         Section 502.  Acceleration of Maturity; Rescission
                    and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series, or such lesser amount as may be provided for in the Securities of that series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

         At any time after such declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

              (A)       all overdue installments of interest on
         all Securities of that series,

              (B)       the principal of (and premium, if any,
         on) any Securities of that series that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by such Securities,

              (C)       to the extent that payment of such
         interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 503.  Collection of Indebtedness and Suits
                    for Enforcement by Trustee.

         The Company covenants that if

         (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such shall be legally enforceable, upon overdue installments of interest, at the rate or rates borne by such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for that payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505.  Trustee May Enforce Claims Without
                    Possession of Securities.

         All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article with respect to a series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Securities of that series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607;

         SECOND: To the payment of the amounts then due and unpaid upon that series of the Securities for principal (and premium, if any) and interest in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such series of Securities for principal (and premium, if any) and interest, respectively;

         THIRD:  The balance, if any, to the Company.

         Section 507.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities, including expenses of its counsel, to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         Section 508.  Unconditional Right of Holders to
                    Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability, or be unduly prejudicial to the rights of other Holders of Securities of such series not joining therein,

         (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

         (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine, and the Trustee shall have received a legal opinion stating, that the proceeding so directed would involve the Trustee in personal liability.

         Section 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of (and premium, if any) or interest on any Security of such series, or

         (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit, other than the Trustee, of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (and premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, or repayment on or after the Redemption Date or the repayment date) or interest on any overdue principal of any Security.

         Section 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                           ARTICLE SIX

                           THE TRUSTEE

         Section 601.  Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default,

              (1) the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

              (1)       this Subsection shall not be construed
         to limit the effect of Subsection (a) of this Section;

              (2)       the Trustee shall not be liable for any
         error of judgment made in good faith by a Responsible
         Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

              (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 602.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (and premium, if any) or interest on any Security of such series or in the payment of any redemption or sinking fund installment with respect to Securities of such series, if any, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default, with respect to Securities of such series.

         Section 603.  Certain Rights of Trustee.

         Except as otherwise provided in Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties thereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 604.  Not Responsible for Recitals or
                    Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         Section 605.  May Hold Securities.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 608, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         Section 606.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 607.  Compensation and Reimbursement.

         The Company agrees

              (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities.

         Section 608.  Disqualifications; Conflicting Interests.

         The Trustee shall comply with the terms of Section
310(b) of the Trust Indenture Act.

         Section 609.  Corporate Trustee Required;
                    Eligibility.

         There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         A different Trustee may be appointed by the Company for any series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be a trustee other than Chemical Bank, the Company and such Trustee shall, prior to the issuance of such series of Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute Chemical Bank and such other trustee as co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

         Section 610.  Resignation and Removal; Appointment of
                    Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d)  If at any time:

              (1)       the Trustee shall fail to comply with
         Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

              (2)       the Trustee shall cease to be eligible
         under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

              (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all series of Securities as to which the Trustee is acting as such hereunder, or (ii) subject to
Section 514, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of the Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall not have been appointed by the Company, a successor Trustee with respect to the Securities of such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of the Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         Section 611.  Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of that or those series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or
(b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 612.  Merger, Conversion, Consolidation or
                    Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


                          ARTICLE SEVEN

      HOLDERS' LISTS AND REPORTS BY TRUSTEE AND THE COMPANY

         Section 701.  The Company to Furnish Trustee
                    Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

         (a) semi-annually, not later than fifteen days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

         Section 702.  Preservation of Information;
                    Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee for each series as provided in Section 701 and the names and addresses of Holders received by the Trustee for each series in the capacity of Security Registrar if the Trustee is then acting in such capacity. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

        (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with
         Section 702(a), or

        (ii) inform such applicants as to the approximate number of Holders of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

         Section 703.  Reports by Trustee.

         (a) Within 60 days after March 15 of each year commencing with the year 1996, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such March 15 in accordance with, and to the extent required under, Section 313 of the Trust Indenture Act.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         Section 704.  Reports by the Company.

         The Company shall:

              (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

              (2)       file with the Trustee and the
         Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

              (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                          ARTICLE EIGHT

         CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

         Section 801.  Consolidations and Mergers of the Company
                    and Sales, Leases and Conveyances
                    Permitted Subject to Certain Conditions.

         The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (i) either (A) the Company shall be the continuing Person, or (B) the successor shall be a corporation organized and existing under the laws of the United States of America or a state thereof, and such successor shall expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by a supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such successor and (ii) immediately after such merger or consolidation, or such sale, lease or conveyance, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing.

         Section 802.  Rights and Duties of Successor.

         In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor, such successor shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         Section 803.  Officers' Certificate and Opinion of
                    Counsel.

         The Trustee, subject to the provisions of Sections 601 and 603, shall receive an Officers' Certificate and an Opinion of Counsel each stating that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and such supplemental indenture comply with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


                           ARTICLE NINE

                     SUPPLEMENTAL INDENTURES

         Section 901.  Supplemental Indentures without Consent
                    of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (1)       to evidence the succession of another
         Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the series of Securities contained; or

              (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series of Securities) and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate right of acceleration and/or enforcement upon the occurrence of such an Event of Default or may limit the remedies available to the Trustee upon the occurrence of such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

              (3) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets; or

              (4)       to establish the form or terms of
         Securities of any series as permitted by Sections 201 and 301; or

              (5) to provide for the issuance of Securities of any series in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities for the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose; or

              (6)       to evidence and provide for the
         acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

              (7) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than Chemical Bank as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609 hereof; or

              (8) to add to or modify the provisions hereof as may be necessary or desirable to provide for the denomination of a series of Securities in foreign currencies which shall not adversely affect the interests of the Holders of such series of Securities in any material respect; or

              (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision provided for in any similar federal statute hereafter enacted; or

              (10) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with the provisions of this Indenture and that shall not adversely affect the interest of the Holders of Securities of any series in any material respect; or

              (11) to modify the covenants or Events of Default of the Company solely in respect of, or add new covenants or Events of Default of the Company that apply solely to a series of Securities not Outstanding on the date of such supplemental indenture; or

              (12) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth.

         Section 902.  Supplemental Indentures with Consent of
                    Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental Indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

              (1)       change the Stated Maturity of the
         principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

              (2)       reduce the percentage in principal
         amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

              (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has been expressly included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture
Act as then in effect.

         Section 906.  Reference in Securities to Supplemental
                    Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                           ARTICLE TEN

                            COVENANTS

         Section 1001.  Payment of Principal, Premium, if any,
                        and Interest.

         The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of such series of Securities and this Indenture.

         Section 1002.  Maintenance of Office or Agency.

         The Company will maintain an office or agency in each Place of Payment where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise set forth in a Board Resolution or indenture supplemental hereto with respect to a series of Securities, the Company hereby initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each of such purposes.

         Section 1003.  Money for Securities Payments to Be
                        Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on, any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

              (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (2)       give the Trustee notice of any default
         by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and

              (3)       at any time during the continuance of
         any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in each Place of Payment, or to be mailed to such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 1004.  Notice of Certain Defaults.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that

         (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

         (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

         The Company will deliver to the Trustee, within five days after the occurrence thereof, written notice of any event that after notice or lapse of time or both would become an Event of Default pursuant to Clauses (4), (6) and (7) of Section 501.

         Section 1005.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1002-1004, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         Section 1006.  Lien on Assets.

         If at any time the Company mortgages, pledges or otherwise subjects to any lien the whole or any part of any property or assets now owned or hereafter acquired by it, except as hereinafter provided in this Section 1006, the Company will secure the Outstanding Securities, and any other obligations of the Company that may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such mortgage, pledge or lien, for as long as any such indebtedness or obligation is so secured. The foregoing covenant does not apply to liens granted under the Revolver Security Agreement or the creation, extension, renewal or refunding of purchase-money mortgages or lien, landlords' liens with respect to the sale or financing of accounts or chattel paper or other liens to which any property or asset acquired by the Company is subject as of the date of this acquisition by the Company, or to the making of any deposit or pledge to secure public or statutory obligations or with any governmental agency at any time required by law in order to qualify the Company to conduct its business or any part thereof or in order to entitle it to maintain self-insurance or to obtain the benefits of any law relating to worker's compensation, unemployment insurance, old age, pensions or other social security, or with any court, board, commission or governmental agency as security incident to the proper conduct of any proceeding before it. Nothing contained in this Indenture prevents any Person other than the Company from mortgaging, pledging or subjecting any lien on any property or assets, whether or not acquired by such Person from the Company.

         Section 1007.  Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


                          ARTICLE ELEVEN

                     REDEMPTION OF SECURITIES

         Section 1101.  Applicability of Article.

         Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and this Article.

         Section 1102.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series with the same issue date, interest rate, Stated Maturity and other variable terms and provisions, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

         Section 1103.  Selection by Trustee of
                        Securities to be Redeemed.

         If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other variable terms and provisions are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum denomination of a Security of that series established pursuant to Section 302.

         The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities that has been or is to be redeemed.

         Section 1104.  Notice of Redemption.

         Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, at the Holder's address appearing in the Security Register, but failure to give such notice by mailing in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

         Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

         All notices of redemption shall state:

              (1)       the Redemption Date,

              (2)       the Redemption Price,

              (3)       if less than all Outstanding Securities
of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed,

              (4) in case any Security is to be redeemed in part only, the notice that relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

              (5)       that on the Redemption Date the
Redemption Price will become due and payable upon each such Security to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

              (6)       the place or places where such
Securities are to be surrendered for payment of the Redemption
Price;

              (7)       the CUSIP number for such Securities;
and

              (8) that the redemption is for a sinking fund, if that is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         Section 1105.  Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof that are to be redeemed on that date.

         Section 1106.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         Section 1107.  Securities Redeemed in Part.

         Any Security that is to be redeemed only in part shall be surrendered at any office or agency of the Company maintained for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary as shall be specified in the Company Order to the Trustee with respect thereto, without service charge, a Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal amount of the Global Security so surrendered.


                          ARTICLE TWELVE

                          SINKING FUNDS

         Section 1201.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         Section 1202.  Satisfaction of Sinking Fund Payments
                        with Securities.

         The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series to be made pursuant to the terms of such Securities as provided for by the terms of such series (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption), and (2) apply as a credit Securities of such series that have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

         Section 1203.  Redemption of Securities for Sinking
                        Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company (i) will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting of Securities of that series pursuant to
Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and (ii) will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                         ARTICLE THIRTEEN

                REPAYMENT AT THE OPTION OF HOLDERS

         Section 1301.  Applicability of Article.

         Securities of any series that are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled.


                         ARTICLE FOURTEEN

                     MISCELLANEOUS PROVISIONS

         Section 1401.  Currencies.

         Except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, all references in this Indenture or in the Securities to "dollars", "$" or any similar reference shall be to the currency of the United States of America.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                             ROCHESTER TELEPHONE CORP.


                                /s/ Martin Mucci
[SEAL]                       By------------------------
                               Name: Martin Mucci
                               Title: Treasurer


Attest:


/s/ John T. Pattison
---------------------
    John T. Pattison


                             CHEMICAL BANK


                               /s/ R. Lorenzen
                             By------------------------
                               Name: R. Lorenzen
                               Title:Senior Trust Officer


Attest:


/s/ illegible
-----------------------
Assistant Secretary

STATE OF NEW YORK)
                  :          ss.:
COUNTY OF MONROE )

         On the 14th day of March, 1995, before me personally came Martin Mucci, to me known, who, being by me duly sworn, did depose and say that he is Treasurer of ROCHESTER TELEPHONE CORP., a New York corporation, one of the persons described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.

                                  /s/ Holly M. James
                                  ------------------
                                  Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK )
                 :           ss.:
COUNTY OF NEW YORK)

         On the 14th day of March, 1995, before me personally came R. Lorenzen, to me known, who, being by me duly sworn, did depose and say that he is a Senior Trust Officer of CHEMICAL BANK, one of the persons described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.

                                  /s/ Emily Fayan
                                  -----------------------
                                  Notary Public

[NOTARIAL SEAL]

                    ROCHESTER TELEPHONE CORP.


  Reconciliation and tie between Trust Indenture Act of 1939, as amended and Indenture, dated as of March 14, 1995

Trust Indenture Act Section                    Indenture Section

Sec. 310(a)(1). . . . . . . . . . . . . .       609
    (a)(2). . . . . . . . . . . . . . . .       609
    (a)(3). . . . . . . . . . . . . . . .    Not Applicable
    (a)(4). . . . . . . . . . . . . . . .    Not Applicable
    (b) . . . . . . . . . . . . . . . . .       608,610
    (c) . . . . . . . . . . . . . . . . .    Not Applicable
Sec. 311(a) . . . . . . . . . . . . . . .       613(a),(c)
    (b) . . . . . . . . . . . . . . . . .       613(b),(c)
    (b)(2). . . . . . . . . . . . . . . .       703(a)(2),703(b)
    (c) . . . . . . . . . . . . . . . . .    Not Applicable
Sec. 312(a) . . . . . . . . . . . . . . .       701,702(a)
    (b) . . . . . . . . . . . . . . . . .       702(b)
    (c) . . . . . . . . . . . . . . . . .       702(c)
Sec. 313(a) . . . . . . . . . . . . . . .       703(a)
    (b)(1). . . . . . . . . . . . . . . .    Not Applicable
    (b)(2). . . . . . . . . . . . . . . .       703(b)
    (c) . . . . . . . . . . . . . . . . .       703(a),703(b)
    (d) . . . . . . . . . . . . . . . . .       703(c)
Sec. 314(a) . . . . . . . . . . . . . . .       704
    (b) . . . . . . . . . . . . . . . . .    Not Applicable
    (c)(1). . . . . . . . . . . . . . . .       102
    (c)(2). . . . . . . . . . . . . . . .       102
    (c)(3). . . . . . . . . . . . . . . .    Not Applicable
    (d) . . . . . . . . . . . . . . . . .    Not Applicable
    (e) . . . . . . . . . . . . . . . . .       102
    (f) . . . . . . . . . . . . . . . . .    Not Applicable
Sec. 315(a) . . . . . . . . . . . . . . .       601(a)
    (b) . . . . . . . . . . . . . . . . .       602,703(a)(6)
    (c) . . . . . . . . . . . . . . . . .       601(b)
    (d) . . . . . . . . . . . . . . . . .       601(c)
    (d)(1). . . . . . . . . . . . . . . .       601(a)(1), (c)(1)
    (d)(2). . . . . . . . . . . . . . . .       601(c)(2)
    (d)(3). . . . . . . . . . . . . . . .       601(c)(3)
    (e) . . . . . . . . . . . . . . . . .       514
Sec. 316(a) . . . . . . . . . . . . . . .       101
    (a)(1)(A) . . . . . . . . . . . . . .       502,512
    (a)(1)(B) . . . . . . . . . . . . . .       513
    (a)(2). . . . . . . . . . . . . . . .    Not Applicable
    (b) . . . . . . . . . . . . . . . . .       508
Sec. 317(a)(1). . . . . . . . . . . . . .       503
    (a)(2). . . . . . . . . . . . . . . .       504
    (b) . . . . . . . . . . . . . . . . .       1003
Sec. 318(a) . . . . . . . . . . . . . . .       107
______________
    Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture